UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF CALIFORNIA

In re:	Case No: 06-20046-A-11
Large Scale Biology Corporation,
Jointly Administered
Consolidated Debtor
Chapter 11
Tax ID# 77-0154648

Debtor(s)

QUARTERLY POST-CONFIRMATION REPORT
FOR THE QUARTER ENDING 6/30/071

            The Revested Debtor hereby submits the following post-confirmation report for this calendar quarter:

1.	Date of Entry of Order Confirming Plan:	Oct. 10, 2006

2.	Cash balance at the beginning of quarter:	$294,195

	Total Receipts during this quarter:	$500,666

	Total disbursements during this quarter:	$423,270

	Cash balance at the end of this quarter:	$371,591

1 First Report shall be filed for the portion of the calendar quarter from the date of confirmation to the end of the quarter.  Subsequent reports shall be filed at the expiration of each calendar quarter thereafter until dismissal, conversion, or entry of a final decree closing the case.  Reports shall be fled with the Court and served upon the United States Trustee not later than twenty (20) days after expiration of the reported quarter.

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QUARTERLY POST-CONFIRMATION REPORT	CASE NO: 06-20046-A-11
FOR THE QUARTER ENDING 6/30/01

3.	Payments made pursuant to the Plan:	$0

	Total paid this quarter:	$0

	Total payments to be made pursuant to the Plan:	$205,055

	Cumulative paid to date:	$140,653

	Balance remaining to be made under the Plan:	$64,402

	As of the end of this reporting period,	YES	NO

4.
Are all payments required by the confirmed plan current at this time?  [If “NO” attach explanatory statement identifying payments not made.  Include creditor, amount, and date due; reason for non-payment; and an estimated date when payments will be brought current.]
		No

5.	Do you currently anticipate a circumstance/event which will cause an interruption or cessation of payments or other performance under the plan? [If “YES”, attach an explanatory statement.]	No

6.	Have quarterly fees due to the United States Trustee as of the date of this report been paid pursuant to the plan and 28 U.S.C. §1930(a)(6)?	Yes

7.
Have all motions, contested matters, and adversary proceedings been fully resolved?  [If “NO” for each motion, contested matter, or adversary proceeding attach a statement identifying the parties and nature of the dispute and state the anticipated resolution.]
		Yes

8.	Has the order confirming the plan become non-appealable?	Yes

9.	Have deposits, if any, required by the plan been distributed pursuant to the plan? [If “NO” attach an explanatory statement.]	N/A (were none)

10.	Has any property proposed by the plan to be transferred been transferred pursuant to the plan?	N/A (were none)

11.	Does any property remain to be transferred pursuant to the plan? [If “YES” attach a statement identifying each property to be transferred and the anticipated date of transfer pursuant to the plan.]	N/A (were none)

12.	Has the Revested Debtor(s) or the successor of the Debtor(s) assumed the business or the management of the property dealt with by the plan?	Yes

13.	Anticipated date of motion for final decree:	Approx. 12/31/07

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QUARTERLY POST-CONFIRMATION REPORT	CASE NO: 06-20046-A-11
FOR THE QUARTER ENDING 6/30/01

I declare and penalty of perjury that the statements set forth above are true and accurate.

Dated: ______________, 2007	/s/ Randy Sugarman
Signature of Responsible Individual

Randy Sugarman
Print Name

	Current address:	3333 Vaca Valley Parkway, #1000
Vacaville, CA 95688

	Telephone Number:	(415) 395-7501

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QUARTERLY POST-CONFIRMATION REPORT	CASE NO: 06-20046-A-11
FOR THE QUARTER ENDING 6/30/01

Explanatory Statement Item #4:

1.           Fenwick & West-$46,691 –Fenwick revised their bills several times and never responded when I requested reconciliation.  Waiting for sale of assets to take place in order to bring the account current.  Sale expected in the third quarter of 2007.

2.           Felderstein, Fitzgerald, Willoughby, and Pascuzzi-$17,711- Preserving cash until sale of assets occurs in order to bring the account current. Sale expected in the third quarter of 2007.